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                                                                    Exhibit 32.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Laidlaw International, Inc. (the "Company") on Form 10-K for the year ended August 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned officers of the Company certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to such officer's knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.

Date: November 15, 2004

                                            /s/ Kevin E. Benson
                                            -----------------------------------
                                            Name: Kevin E. Benson
                                            Title: President and Chief
                                            Executive Officer

                                            /s/ Douglas A. Carty
                                            -----------------------------------
                                            Name: Douglas A. Carty
                                            Title: Senior Vice President
                                            and Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

The foregoing certification is being furnished solely pursuant to 18 U.S.C.
Section 1350 and is not being filed as a part of this report or on a separate disclosure document